UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                   FORM 8-K/A
                                   AMENDMENT 1
                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)   December 27, 2001

                             SYMPHONY TELECOM CORP.
             (Exact name of registrant as specified in its chapter)

          Delaware                       000-11808               870378892
(State or other jurisdiction             Commission            (IRS Employer
     of incorporation)                 (File Number)         Identification No.)



41 George Street South, Brampton, ON, Canada                           L6Y 2E1
  (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code 905-457-4300

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

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

ITEM 2. Acquisition or Disposition of Assets

Certain closing  documents were delivered and supplied to the Company on October
1,  2000  relating  to  certain  acquisitions  undertaken,  effectively,  as  of
September  30,  2000,  and  were  reported  on  form  8-K on  2000-10-18.  These
acquisitions   were,   unless  otherwise  noted,   subject  to  satisfaction  of
negotiations,  closings  and  most  importantly,  that  we have  or  obtain  the necessary financing to complete the purchases,  and have working capital for the new operations,  as needed.  Attached are the audited financial statements to be included with that filing.


Item 7. Financial Statements and Exhibits

                      SYMPHONY TELECOM INTERNATIONAL, INC.
                       PRO FORMA COMBINING BALANCE SHEETS
                               AS OF JUNE 30, 2000
                                     (US $)
                                                                               LINKDATA
                                                                            COMMUNICATIONS
                                                        SYMPHONY TELECOM   LONDON,L ONTARIO
                                                       INTERNATIONAL, INC.        INC.
                                                            (A UTAH          (AN ONTARIO         PRO FORMA          PRO FORMA
                                                          CORPORATION)       CORPORATION)       ADJUSTMENTS         COMBINED
                                                          -----------        -----------        -----------        -----------
                                                           (AUDITED)          (AUDITED)                             (AUDITED)
                      ASSETS
Current assets:
    Cash and cash equivalents                             $   309,414        $    10,310        $ (43,901)1)        $   275,823
    Accounts receivable, net                                  122,403            138,844                    1)         261,247
    Inventories                                                48,919             30,014                    1)          78,933
    Prepaid expenses and other current assets                   6,902              8,199                    1)          15,101
    Income taxes recoverable                                        0                 65                (65)1)               0
                                                          -----------        -----------        -----------        -----------

             Total current assets                             487,638            187,432           (43,966)            631,104
Investment, Linkdata Communications London Ontario Inc.       141,834                           (141,834)1)                  0
Property and equipment, net                                   131,109             72,560                    1)         203,669
Intangible assets, net                                        250,385                  0        488,325 1              738,710
                                                          -----------        -----------        -----------        -----------
             Total assets                                 $ 1,010,966        $   259,992        $   302,525        $ 1,573,483
                                                          ===========        ===========        ===========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
    Bank loan                                             $      --          $    43,901        $   (43,901)1)     $      --
    Accounts payable                                          120,632            158,076                    1)         278,708
    Accrued liabilities                                        40,778             26,122             24,790 1)          91,690
    Notes payable                                              39,463                  0            128,326 1)         167,789
    Income taxes payable                                            0                  0                203 1)             203
    Deferred revenue                                                0             24,790            (24,790)1)               0
                                                          -----------        -----------        -----------        -----------

             Total current liabilities                        200,873            252,889                               538,390

Notes payable to related parties                               79,479                  0                    1)          79,479
Long-term loans                                                     0                  0                    1)               0
Minority interest                                              (5,471)                 0                    1)          (5,471)
Deferred income taxes                                               0                268               (268)1)               0
Commitments and contingencies

Stockholders' equity:
    Common stock with no par value                                  0                 15                (15)1)              0
    Common stock                                               15,769                  0                150 1)          15,919
    Additional paid-in capital                              1,728,340                  0            224,850 1)       1,953,190
    Conributed capital                                         31,474                  0                  0 1)          31,474
    Accumulated (deficit) retained earnings                (1,042,134)             8,335             (8,335)1)      (1,042,134)
    Accumulated other comprehensive income                      2,636             (1,515)             1,515 1)           2,636
                                                          -----------        -----------        -----------        -----------
         Total stockholders' equity (deficit)                 736,085              6,835            218,165            961,085

                                                          -----------        -----------        -----------        -----------
        Total liabilities and stockholders' equity        $(1,010,966        $   259,992        $   218,165        $ 1,573,483
                                                          ===========        ===========        ===========        ===========

See accompanying notes to unaudited proforma combining financial statements

                      SYMPHONY TELECOM INTERNATIONAL, INC.
                      PRO FORMA COMBINING INCOME STATEMENTS
                        FOR THE YEAR ENDED JUNE 30, 2000
                                     (US $)
                                                                        LINKDATA
                                                                     COMMUNICATIONS
                                                SYMPHONY TELECOM     LONDON, ONTARIO
                                               INTERNATIONAL, INC.        INC.
                                                    (A UTAH           (AN ONTARIO           PRO FORMA          PRO FORMA
                                                  CORPORATION)        CORPORATION)         ADJUSTMENTS          COMBINED
                                                  ------------        ------------        ------------        ------------
                                                    (AUDITED)           (AUDITED)                               (AUDITED)

REVENUE                                           $    467,239        $  1,105,469        $       --          $  1,572,708
COST OF SALES                                          363,436             683,357                   0           1,046,793
                                                  ------------        ------------        ------------        ------------
GROSS PROFIT                                           103,803             422,112             525,915

SELLING AND GENERAL EXPENSES                           768,267             474,162                   0           1,242,429
                                                  ------------        ------------        ------------        ------------

    LOSS FROM OPERATIONS                              (664,464)            (52,050)                  0            (716,514)

OTHER INCOME AND (EXPENSES)                            (72,279)             15,105                   0             (57,174)
                                                  ------------        ------------        ------------        ------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES AND
    MINORITY INTEREST IN EARNINGS OF SUBSIDIARY       (736,743)            (36,945)                  0            (773,688)

PROVISION FOR (RECOVERY OF) INCOME TAXES                (1,103)              7,190                   0               6,087
MINORITY INTEREST IN EARNINGS OF CONSOLIDATED
    SUBSIDIARY                                          (1,225)                  0                   0              (1,225)
                                                  ------------        ------------        ------------        ------------

    NET (LOSS)                                        (734,415)            (44,135)                  0            (778,550)
                                                  ------------        ------------        ------------        ------------
OTHER COMPREHENSIVE INCOME (LOSS)
    Foereign currency translation adjustments            7,304                 288                   0               7,592
                                                  ------------        ------------        ------------        ------------
    TOTAL OTHER COMPREHENSIVE INCOME (LOSS)              7,304                 288                   0               7,592
                                                  ------------        ------------        ------------        ------------

                                                  ------------        ------------        ------------        ------------
             TOTAL COMPREHENSIVE INCOME (LOSS)    $   (727,111)       $    (43,847)       $       --          $   (770,958)
                                                  ============        ============        ============        ============

BASIC NET LOSS PER SHARE
    PRIMARY                                       $      (0.05)       $      (0.00)                           $      (0.05)
                                                  ============        ============                            ============
    FULLY DILUTED                                 $      (0.05)       $      (0.00)                           $      (0.05)
                                                  ============        ============                            ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
    OUTSTANDING
    PRIMARY                                         15,788,809          15,788,809             130,000          15,918,809
                                                  ============        ============        ============        ============
    FULLY DILUTED                                   15,953,809          15,953,809                   0          15,953,809
                                                  ============        ============        ============        ============


See accompanying notes to unaudited proforma combining financial statements


                      SYMPHONY TELECOM INTERNATIONAL, INC.
                       PRO FORMA COMBINING BALANCE SHEETS
                               AS OF JUNE 30, 2000
                                     (US $)

                                                                          MONDETTA
                                                  SYMPHONY TELECOM   TELECOMMUNICATIONS
                                                 INTERNATIONAL, INC.         INC.
                                                       (A UTAH          (A CANADIAN          PRO FORMA          PRO FORMA
                                                    CORPORATION)        CORPORATION)        ADJUSTMENTS          COMBINED
                                                    -----------         -----------         -----------         -----------
                                                     (AUDITED)          (UNAUDITED)
                      ASSETS
Current assets:
    Cash and cash equivalents                       $   275,823         $    26,157         $   (26,157)1)      $      --
    Accounts receivable, net                            261,247           1,106,754            (508,972)1)          859,029
    Inventories                                          78,933                   0                   0 1)           78,933
    Prepaid expenses and other current assets            15,101               2,026              (2,026)1)           15,101
                                                    -----------         -----------         -----------         -----------

             Total current assets                       631,104           1,134,938            (537,155)          1,228,886

Property and equipment, net                             203,669             537,604            (473,473)1)          267,800
Intangible assets, net                                  708,710             192,779           3,002,641 1)        3,904,130
                                                    -----------         -----------         -----------         -----------
             Total assets                           $ 1,543,483         $ 1,865,321         $ 1,992,012         $ 5,400,816
                                                    ===========         ===========         ===========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
    Accounts payable                                $   278,708         $ 1,255,924         $  (289,633)1)      $ 1,244,999
    Accrued liabilities                                  91,690             293,061            (293,061)1)           91,690
    Notes payable                                       167,789             435,505             (17,058)1)          586,236
    Income taxes payable                                    203                   0                   0 1)              203
                                                    -----------         -----------         -----------         -----------
             Total current liabilities                  538,390           1,984,490            (599,752)          1,923,128

Notes payable to related parties                         79,479           3,055,538          (3,055,538)1)           79,479
Long-term loans                                               0             855,071            (790,940)1)           64,131
Minority interest                                        (5,471)                  0                   0 1)           (5,471)

Commitments and contingencies

Stockholders' equity:
    Common stock with no par value                            0             648,131            (648,131)1)                0
    Common stock                                         15,919                   0               1,050 1)           16,969
    Additional paid-in capital                        1,893,190                   0           2,407,414 1)        4,300,604
    Conributed capital                                   31,474                   0                   0 1)           31,474
    Accumulated deficit                              (1,012,134)         (4,706,076)          4,706,076 1)       (1,012,134)
    Accumulated other comprehensive income                2,636              28,167             (28,167)1)            2,636
                                                    -----------         -----------         -----------         -----------
             Total stockholders' equity (deficit)       931,085          (4,029,778)          6,438,242           3,339,549

                                                    -----------         -----------         -----------         -----------
       Total liabilities and stockholders' equity   $(1,543,483         $ 1,865,321         $ 1,992,012         $ 5,400,816
                                                    ===========         ===========         ===========         ===========

See accompanying notes to unaudited proforma combining financial statements


                      SYMPHONY TELECOM INTERNATIONAL, INC.
                      PRO FORMA COMBINING INCOME STATEMENTS
                        FOR THE YEAR ENDED JUNE 30, 2000
                                     (US $)

                                                    MONDETTA
                                                SYMPHONY TELECOM    TELECOMMUNICATIONS
                                               INTERNATIONAL, INC.          INC.
                                                    (A UTAH            (A CANADIAN           PRO FORMA            PRO FORMA
                                                  CORPORATION)         CORPORATION)         ADJUSTMENTS            COMBINED
                                                  ------------         ------------         ------------         ------------
                                                   (AUDITED)            (UNAUDITED)                                (UNAUDITED)

REVENUE                                           $    467,239         $  2,840,125         $       --           $  3,307,364
COST OF SALES                                          363,436            1,776,916                                 2,140,352
                                                  ------------         ------------         ------------         ------------
GROSS PROFIT                                           103,803            1,063,209                                 1,167,012

SELLING AND GENERAL EXPENSES                           768,267            3,466,870                                 4,235,137
                                                  ------------         ------------         ------------         ------------

    LOSS FROM OPERATIONS                              (664,464)          (2,403,661)                               (3,068,125)

OTHER INCOME AND (EXPENSES)                            (72,279)            (625,971)                                 (698,250)
                                                  ------------         ------------         ------------         ------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES AND
    MINORITY INTEREST IN EARNINGS OF SUBSIDIARY       (736,743)          (3,029,632)                               (3,766,375)

PROVISION FOR (RECOVERY OF) INCOME TAXES                (1,103)                   0                                    (1,103)
MINORITY INTEREST IN EARNINGS OF CONSOLIDATED
    SUBSIDIARY                                          (1,225)                   0                                    (1,225)
                                                  ------------         ------------         ------------         ------------

    NET (LOSS)                                        (734,415)          (3,029,632)                               (3,764,047)
                                                  ------------         ------------         ------------         ------------
OTHER COMPREHENSIVE INCOME (LOSS)
    Foereign currency translation adjustments            7,304               34,293                                    41,597
                                                  ------------         ------------         ------------         ------------
    TOTAL OTHER COMPREHENSIVE INCOME (LOSS)              7,304               34,293                                    41,597
                                                  ------------         ------------         ------------         ------------

                                                  ------------         ------------         ------------         ------------
             TOTAL COMPREHENSIVE INCOME (LOSS)    $   (727,111)        $ (2,995,339)        $       --           $ (3,722,450)
                                                  ============         ============         ============         ============

BASIC NET LOSS PER SHARE
    PRIMARY                                       $      (0.05)                             $      (0.19)        $      (0.22)
                                                  ============                              ============         ============
    FULLY DILUTED                                 $      (0.05)                             $      (0.19)        $      (0.21)
                                                  ============                              ============         ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
    OUTSTANDING
    PRIMARY                                         15,918,809           15,918,809            1,050,000           16,968,809
                                                  ============         ============         ============         ============
    FULLY DILUTED                                   15,953,809           15,953,809            2,100,000           18,053,809
                                                  ============         ============         ============         ============

See accompanying notes to unaudited proforma combining financial statements


                      SYMPHONY TELECOM INTERNATIONAL, INC.
                       PRO FORMA COMBINING BALANCE SHEETS
                               AS OF JUNE 30, 2000
                                     (US $)

                                                                           TELEMAX
                                                    SYMPHONY TELECOM    COMMUNICATIONS
                                                   INTERNATIONAL, INC.       INC.
                                                        (A UTAH          (AN ONTARIO         PRO FORMA         PRO FORMA
                                                      CORPORATION)       CORPORATION)       ADJUSTMENTS         COMBINED
                                                      -----------        -----------        -----------        -----------
                                                      (AUDITED)          (AUDITED)
                      ASSETS
Current assets:
    Cash and cash equivalents                         $   275,823        $      --                      1)     $   275,823
    Accounts receivable, net                              261,247            374,603                    1)         635,850
    Inventories                                            78,933             48,883                    1)         127,816
    Prepaid expenses and other current assets              15,101             23,639                    1)          38,740
                                                      -----------        -----------        -----------        -----------

             Total current assets                         631,104            447,125                               1,078,229

Property and equipment, net                               203,669            129,724                   1)            333,393
Intangible assets, net                                    708,710                  0                   1)            708,710
                                                      -----------        -----------        -----------          -----------
             Total assets                             $ 1,543,483        $   576,849        $      --            $ 2,120,332
                                                      ===========        ===========        ===========          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
    Accounts payable                                  $   278,708        $   600,348                    1)       $   879,056
    Accrued liabilities                                    91,690                  0                    1)            91,690
    Notes payable                                         167,789            242,131                    1)           409,920
    Income taxes payable                                      203                  0                    1)               203
                                                      -----------        -----------        -----------          -----------
             Total current liabilities                    538,390            842,479                               1,380,869

Notes payable to related parties                           79,479            464,417                    1)           543,896
Long-term loans                                                 0             41,877                    1)            41,877
Minority interest                                          (5,471)                 0                    1)            (5,471)

Commitments and contingencies

Stockholders' equity:
    Common stock with no par value                              0                716               (716)1)                 0
    Common stock                                           15,919                  0                    1)            15,919
    Additional paid-in capital                          1,893,190                  0                    1)         1,893,190
    Conributed capital                                     31,474                  0                    1)            31,474
    Accumulated deficit                                (1,012,134)          (780,168)                   1)        (1,792,302)
    Accumulated other comprehensive income                  2,636              7,529             (7,529)1)             2,636
                                                      -----------        -----------        -----------          -----------
             Total stockholders' equity (deficit)         931,085           (771,923)            (8,245)             150,917

                                                      -----------        -----------        -----------          -----------
         Total liabilities and stockholders' equity   $(1,543,483        $   576,850        $    (8,245)         $ 2,112,088
                                                      ===========        ===========        ===========          ===========

See accompanying notes to unaudited proforma combining financial statements


                                           SYMPHONY TELECOM INTERNATIONAL, INC.
                                          PRO FORMA COMBINING INCOME STATEMENTS
                                             FOR THE YEAR ENDED JUNE 30, 2000
                                                          (US $)

                                                                         TELEMAX
                                                 SYMPHONY TELECOM    COMMUNICATIONS
                                                INTERNATIONAL, INC.        INC.
                                                     (A UTAH          (AN ONTARIO          PRO FORMA          PRO FORMA
                                                   CORPORATION)       CORPORATION)        ADJUSTMENTS          COMBINED
                                                  ------------        ------------        ------------        ------------
                                                   (AUDITED)            (AUDITED)                               (AUDITED)

REVENUE                                           $    467,239        $  6,503,528        $       --          $  6,970,767
COST OF SALES                                          363,436           5,636,343                               5,999,779
                                                  ------------        ------------        ------------        ------------
GROSS PROFIT                                           103,803             867,185                                 970,988

SELLING AND GENERAL EXPENSES                           768,267           1,203,405                               1,971,672
                                                  ------------        ------------        ------------        ------------

    LOSS FROM OPERATIONS                              (664,464)           (336,220)                             (1,000,684)

OTHER INCOME AND (EXPENSES)                            (72,279)            (50,019)                               (122,298)
                                                  ------------        ------------        ------------        ------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES AND
    MINORITY INTEREST IN EARNINGS OF SUBSIDIARY       (736,743)           (386,239)                             (1,122,982)

PROVISION FOR (RECOVERY OF) INCOME TAXES                (1,103)                  0                                  (1,103)
MINORITY INTEREST IN EARNINGS OF CONSOLIDATED
    SUBSIDIARY                                          (1,225)                  0            (148,702)           (149,927)
                                                  ------------        ------------        ------------        ------------

    NET (LOSS)                                        (734,415)           (386,239)            148,702            (971,952)
                                                  ------------        ------------        ------------        ------------
OTHER COMPREHENSIVE INCOME (LOSS)
    Foereign currency translation adjustments            7,304               7,478                   0              14,782
                                                  ------------        ------------        ------------        ------------
    TOTAL OTHER COMPREHENSIVE INCOME (LOSS)              7,304               7,478                   0              14,782
                                                  ------------        ------------        ------------        ------------

                                                  ------------        ------------        ------------        ------------
             TOTAL COMPREHENSIVE INCOME (LOSS)    $   (727,111)       $   (378,761)       $    148,702        $   (957,170)
                                                  ============        ============        ============        ============

BASIC NET LOSS PER SHARE
    PRIMARY                                       $      (0.05)                           $      (0.02)       $      (0.06)
                                                  ============                            ============        ============
    FULLY DILUTED                                 $      (0.05)                           $      (0.02)       $      (0.06)
                                                  ============                            ============        ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
    OUTSTANDING
    PRIMARY                                         15,918,809          15,918,809                   0          15,918,809
                                                  ============        ============        ============        ============
    FULLY DILUTED                                   15,953,809          15,953,809           1,000,000          16,953,809
                                                  ============        ============        ============        ============

See accompanying notes to unaudited proforma combining financial statements

                      SYMPHONY TELECOM INTERNATIONAL, INC.
                NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS


1. Reflects the acquisition by Symphony Telecom International, Inc. of all issued and outstanding shares of Linkdata Communications London Ontario Inc. a company incorporated in Ontario, Canada at June 29, 2000 as follows:

     Cash paid on closing                                    $141,834
     Additional cash payable:
                30 days after closing             $ 27,016
                90 days after closing               33,770
              180 days after closing                33,770
              365 days after closing                33,770
                                                  --------
                                                              128,326
                                                             --------
              Total cash                                      270,160
     Issue of 130,000 common shares of Symphony
       Telecom International, Inc                             225,000
                                                             --------

              TOTAL PURCHASE PRICE                           $495,160
                                                             ========

2. As the acquisition of Linkdata Communications London Ontario Inc. took place at close of business on June 29, 2000, its balance sheet was consolidated into Symphony Telecom International, Inc.'s 10-K financial statements for the fiscal year ended June 30, 2000. The Pro Forma balance sheet of Symphony Telecom International, Inc. at June 30, 2000 herein, has been adjusted removing Linkdata Communications London Ontario Inc.'s balance sheet, in order to properly present the Pro Forma combining balance sheets.

3. The pro forma basic and diluted net loss per common share is computed by dividing the net loss attributable to common stockholders by the weighted average number of shares outstanding. The calculation of the weighted average number of shares outstanding assumes that there were 130,000 additional common shares of Symphony Telecom International, Inc. restricted shares issued in connection with the acquisition of all the issued and outstanding shares of Linkdata Communications London Ontario Inc. and which were outstanding for the entire period. Diluted net loss per share has not been adjusted for the period.

                      SYMPHONY TELECOM INTERNATIONAL, INC.
                NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS


1. Reflects the acquisition by Symphony Telecom Inc., a wholly-owned subsidiary company incorporated in Ontario, Canada of Symphony Telecom International, Inc., of substantial assets of Mondetta Telecommunications Inc. a company incorporated federally in Canada at July 1, 2000 as follows:

          a)   CUSTOMER BASE         $3,195,420
                                     ----------
               ASSETS
               Accounts receivable   $  597,782
               Office equipment          64,131
                                     ----------
               Total assets          $  661,913
                                     ----------
               LIABILITIES
               Trade payables        $  966,291
               Factoring payable        418,447
               Lease payable             64,131
                                     ----------
               Total liabilities     $1,448,869
                                     ----------
               NET LIABILITIES       $  786,956
                                     ----------

               NET PURCHASE PRICE    $2,408,464
                                     ==========

          b) The consideration was satisfied by issue of 1,050,000 common shares of SymphonyTelecom International, Inc. with each common share having attached a warrant to purchase one common share at the price of $3, expiring September 30, 2001.

2. The pro forma basic and diluted net loss per common share is computed by dividing the net loss attributable to common stockholders by the weighted average number of shares outstanding. The calculation of the weighted average number of shares outstanding assumes that additional 1,050,000 Symphony Telecom International, Inc. restricted shares issued in connection with the acquisition of assets of Mondetta Telecommunications Inc. were outstanding for the entire period. Diluted net loss per share has been adjusted for share warrants attached to common shares for the period.

                      SYMPHONY TELECOM INTERNATIONAL, INC.
                NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS


1. Reflects the acquisition by Symphony Telecom Inc., a wholly-owned subsidiary company incorporated in Ontario, Canada of Symphony Telecom International, Inc., of 61.5% interest in Telemax Communications Inc. a company incorporated in Ontario, Canada at July 31, 2000.

2. The consideration was satisfied by cash payment on closing of $166,277, and issue of 1,000,000 common shares of SymphonyTelecom Inc. with each common share having attached a warrant to purchase one common share at the price of $2.70, expiring September 30, 2001.

3. The pro forma basic and diluted net loss per common share is computed by dividing the net loss attributable to common stockholders by the weighted average number of shares outstanding. The calculation of the weighted average number of shares outstanding assumes that no additional Symphony Telecom International, Inc. restricted shares were issued in connection with the acquisition of 61.5% interest in Telemax Communications Inc. Diluted net loss per share has been adjusted for option to convert 1,000,000 Symphony Telecom Inc. common shares and 1,000,000 share warrants attached to common shares into Symphony Telecom International, Inc. restricted shares for the period.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          Symphony Telecom Corp.
                                                            /s/ Gilles A. Trahan
                                                          ----------------------
     Date: December 24, 2001                              Gilles A. Trahan
                                                          (Signature)